Exhibit 21.1

Subsidiaries	Jurisdiction
Sutherland Partners, LP	Delaware
Sutherland Asset I, LLC	Delaware
435 Clark Road, LLC	Delaware
ReadyCap Holdings, LLC	Delaware
ReadyCap Commercial, LLC	Delaware
ReadyCap Lending, LLC	Delaware
ReadyCap Lending SBL Depositor, LLC	Delaware
ReadyCap Lending Small Business Trust 2015-1	Delaware
RL CIT 2014-01, LLC	Delaware
ReadyCap Warehouse Financing LLC	Delaware
Silverthread Capital, LLC	Delaware
Silverthread Capital California, Inc.	Delaware
Waterfall Commercial Depositor LLC	Delaware
Waterfall Victoria Mortgage Trust 2011-SBC1	Delaware
Waterfall Victoria Mortgage Trust 2011-SBC1 REO, LLC	Delaware
Waterfall Victoria Mortgage Trust 2011-SBC2	Delaware
Waterfall Victoria Mortgage Trust 2011-SBC3	Delaware
Waterfall Victoria Mortgage Trust 2011-SBC3 REO-B, LLC	Delaware
Waterfall Victoria Mortgage Trust 2011-SBC3 REO-C, LLC	Delaware
Waterfall Victoria Mortgage Trust 2011-SBC3 REO-J, LLC	Delaware
Sutherland Warehouse Trust	Delaware
SBC Grantor Trust A	Delaware
Sutherland Grantor Trust, Series I	Delaware
Sutherland Grantor Trust, Series V	Delaware
Sutherland 2015-1 Grantor Trust	Delaware
Waterfall Commercial Depositor II, LLC	Delaware
ReadyCap Mortgage Trust 2014-01	Delaware
ReadyCap Mortgage Trust 2015-02	Delaware
ReadyCap Mortgage Trust 2016-03	Delaware
Sutherland Commercial Mortgage Depositor, LLC	Delaware

Subsidiaries	Jurisdiction

Sutherland Commercial Mortgage Loans 2015-SBC4	Delaware
Sutherland 2015-SBC4 REO I, LLC	Delaware
Sutherland Grantor Trust, Series II	Delaware
Sutherland Grantor Trust, Series III	Delaware
Sutherland Grantor Trust, Series IV	Delaware
Sutherland Grantor Trust, Series VII	Delaware
SAMC REO 2013-01, LLC	Delaware
SAMC REO 2016-01, LLC	Delaware
SAMC TRS 2014-01, LLC	Delaware
Sutherland Asset II, LLC	Delaware
Cascade RE, LLC	Vermont
Skye Hawk RE, LLC	Vermont
Skyeburst IC, LLC	Vermont
Sutherland Grantor Trust, Series VI	Delaware
Ready Capital Mortgage Depositor, LLC	Delaware
ReadyCap Commercial Asset Depositor, LLC	Delaware
ReadyCap Commercial Mortgage Depositor, LLC	Delaware
Sutherland Asset Management, LLC	Delaware
SAMC Asset I, LLC	Delaware
SAMC Asset II, LLC	Delaware
SAMC Asset III, LLC	Delaware
SAMC Asset IV, LLC	Delaware
SAMC Funding, Inc.	Delaware
SAMC Trust	Maryland
SAMC Trust TRS I, LLC	Delaware
SAMC Honeybee Holdings, LLC	Delaware
SAMC Honeybee TRS, LLC	Delaware
GMFS, LLC	Delaware
Sutherland Asset III, LLC	Delaware